Pacific Select Fund NSAR 06-30-09
Exhibit 77O



PACIFIC SELECT FUND - SHORT DURATION BOND PORTFOLIO
REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 3/31/2009

                                       COMPARABLE SECURITIES
                   SECURITIES PURCHASED        (1)                      (2)                     (3)


                   ----------------------------------------------------------------------------------------
(1) Name of Issuer      Citi*            State Street Corp*         HSBC USA Inc*     Banc of America Corp*


                   ----------------------------------------------------------------------------------------
(2) Description of Security    C 2.125%       COR STT 2.15%             HSBC 3.125%             BAC 2.10%
    (name, coupon, maturity, Benchmark Notes      Notes                    Notes                  Notes
    subordination, common       04/30/12         4/30/12                  12/16/11               4/30/12
    stock, etc.)         CUSIP: 17313UAE9    CUSIP: 85748KAA1          CUSIP: 4042EPAA5    CUSIP: 06050BAG6
                   ----------------------------------------------------------------------------------------
(3) Date of Purchase    1/23/09                     N/A                      N/A                    N/A


                   ----------------------------------------------------------------------------------------
(4) Unit Price          $99.806                   $99.856                  $100.011               $99.970


                   ----------------------------------------------------------------------------------------
(5) Current Yield       2.125%                    2.150%                    3.125%                2.100%


                   ----------------------------------------------------------------------------------------
(6) Yield to Maturity   2.188%                    2.198%                    3.121%                2.110%


                   ----------------------------------------------------------------------------------------
(7) Principal Amount of $8,000,000,000       $1,500,000,000            $2,325,000,000        $6,000,000,000
    Total Offering

                   ----------------------------------------------------------------------------------------
(8) Underwriting Spread  0.30%                       0.30%                    0.30%                  0.30%


                   -----------------------------------------------------------------------------------------

                                        PACIFIC SELECT FUND - SHORT DURATION BOND PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 3/31/2009
                                                          COMPARABLE SECURITIES
                                   SECURITIES PURCHASED               (1)                      (2)                    (3)

                               ---------------------------------------------------------------------------------------------------
 (9) Names of Underwriters     Barclays Capital, Deutsche      Banc of America           Banc of America        Banc of America
                                  Bank Securities Inc.,    Securities LLC, Goldman       Securities LLC,         Securities LLC
                                  Goldman, Sachs & Co.,      Sachs & Co, Credit     Citigroup Global Markets
                                   UBS Securities, BNP     Suisse, Morgan Stanley,       Inc, RBC Capital
                                Paribas Securities Corp.,  Muriel Siebert & Co Inc,  Markets, RBS Greenwich
                                Credit Suisse Securities     UBS Securities LLC,     Capital, Scotia Capital
                                  (USA) LLC, Greenwich     Williams Capital Group   Inc, UBS Securities LLC,
                               Capital Markets, Inc., SBK-                            Comerica Securities,
                                Brooks Investment Corp.,                             Fifth Third Securities
                               Muriel Siebert & Co., Inc.,                           Inc, Santander Central
                               Toussaint Capital Partners,                            Hispano/United States
                                LLC, Bayerische Hypo- und
                                      Vereinbank AG,
                                 Utendahl Capital Group,
                                           LLC

                               ---------------------------------------------------------------------------------------------------
(10) Years of Continuous                3 years +                    N/A                       N/A                    N/A
     Operation

                               ---------------------------------------------------------------------------------------------------
(11) Dollar Amount of Purchase         $39,922,400                   N/A                       N/A                    N/A


                               ---------------------------------------------------------------------------------------------------
(12) % of Offering Purchased             0.500%                      N/A                       N/A                    N/A
     by Fund

                               ---------------------------------------------------------------------------------------------------
(13) % of Offering Purchased             3.296%                      N/A                       N/A                    N/A
     by Associated Accounts

                               ---------------------------------------------------------------------------------------------------
(14) Sum of (12) and (13)                3.796%                      N/A                       N/A                    N/A


                               ---------------------------------------------------------------------------------------------------


                               ---------------------------------------------------------------------------------------------------
(15) % of Fund Assets Applied             2.51%                      N/A                       N/A                    N/A
     to Purchase

                               ---------------------------------------------------------------------------------------------------
(16) Name(s) of Underwriter(s)        Smith Barney                   N/A                       N/A                    N/A
     or Dealer(s) from whom
     Purchased

                               ---------------------------------------------------------------------------------------------------
(17) Is Portfolio Manager a                Yes                       N/A                       N/A                    N/A
     Manager or Co-Manager in
     Offering?
                               ---------------------------------------------------------------------------------------------------



* This security is guaranteed under the Federal Deposit Insurance Corporations's Temporary Liquidity Guarantee Program and is
backed by the full faith and credit of the United States .

                                        PACIFIC SELECT FUND - SHORT DURATION BOND PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 3/31/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 4/21/2009                                            Signed: /s/ JAMES McCARTHY
      ---------                                                    ------------------
                                                           Name: James McCarthy
                                                           Title: Managing Director

                                        PACIFIC SELECT FUND - SHORT DURATION BOND PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 3/31/2009
                                                           COMPARABLE SECURITIES
                                  SECURITIES PURCHASED                 (1)                        (2)                   (3)


                                --------------------------------------------------------------------------------------------------
 (1) Name of Issuer                    Fannie Mae               Federal National              Fannie Mae           Fannie Mae
                                                               Mortgage Association
                                                                   (Fannie Mae)

                                --------------------------------------------------------------------------------------------------
 (2) Description of Security            FNMA 1.75%                  FNMA 1.75%                FNMA 1.375%           FNMA 2.00%
     (name, coupon, maturity,        Benchmark Notes                  Notes                      Notes                 Notes
     subordination, common               03/23/11                    04/20/12                   04/28/11             01/09/12
     stock, etc.)                    CUSIP: 1398AVQ2             CUSIP: 31398AWK4           CUSIP: 31398AWQ1     CUSIP: 31398AUU4
                                --------------------------------------------------------------------------------------------------
 (3) Date of Purchase                    2/26/09                       N/A                        N/A                   N/A


                                --------------------------------------------------------------------------------------------------
 (4) Unit Price                          $99.897                     $99.874                    $99.759               $99.983


                                --------------------------------------------------------------------------------------------------
 (5) Current Yield                        1.750%                      1.750%                     1.375%               2.000%


                                --------------------------------------------------------------------------------------------------
 (6) Yield to Maturity                    1.801%                      1.918%                     1.495%               2.006%


                                --------------------------------------------------------------------------------------------------
 (7) Principal Amount of Total       $15,000,000,000              $4,000,000,000             $6,000,000,000       $6,000,000,000
     Offering

                                --------------------------------------------------------------------------------------------------
 (8) Underwriting Spread                 0.0625%                     0.0750%                    0.0625%               0.0750%


                                --------------------------------------------------------------------------------------------------

                                        PACIFIC SELECT FUND - SHORT DURATION BOND PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 3/31/2009
                                                           COMPARABLE SECURITIES
                                  SECURITIES PURCHASED                 (1)                        (2)                   (3)

                                ---------------------------------------------------------------------------------------------------
 (9) Names of Underwriters       Barclays Capital Inc.,         Barclays Capital,          Barclays Capital,     Barclays Capital,
                                 J.P. Morgan Securities      Deutsche Bank Securities        Credit Suisse,        Deutsche Bank
                                  Inc., UBS Securities    Inc., J.P. Morgan Securities,  Goldman, Sachs & Co.,    Securities Inc.,
                                  LLC, Banc of America    Cabrera Capital Markets Inc.,     FTN Financial,         J.P. Morgan,
                                     Securities LLC,         Credit Suisse Securities       HSBC Securities,      Banc of America
                                Deutsche Bank Securities     USA LLC, FTN Financial,        Jeffries & Co.,       Securities LLC,
                                          Inc.,                  Morgan Stanley             Morgan Stanley        Citigroup Global
                                  Goldman, Sachs & Co.,                                                            Markets Inc.,
                                  The Williams Capital                                                            Goldman, Sachs &
                                       Group, L.P.                                                                      Co.,
                                                                                                                 UBS Securities LLC

                                ---------------------------------------------------------------------------------------------------
(10) Years of Continuous                3 years +                      N/A                        N/A                   N/A
     Operation

                                ---------------------------------------------------------------------------------------------------
(11) Dollar Amount of Purchase         $63,934,080                     N/A                        N/A                   N/A


                                ---------------------------------------------------------------------------------------------------
(12) % of Offering Purchased              0.427%                       N/A                        N/A                   N/A
     by Fund

                                ---------------------------------------------------------------------------------------------------
(13) % of Offering Purchased              3.838%                       N/A                        N/A                   N/A
     by Associated Accounts

                                ---------------------------------------------------------------------------------------------------
(14) Sum of (12) and (13)                 4.265%                       N/A                        N/A                   N/A


                                ---------------------------------------------------------------------------------------------------
(15) % of Fund Assets Applied             4.060%                       N/A                        N/A                   N/A
     to Purchase

                                ---------------------------------------------------------------------------------------------------
(16) Name(s) of Underwriter(s)         J.P. Morgan                     N/A                        N/A                   N/A
     or Dealer(s) from whom
     Purchased
                                ---------------------------------------------------------------------------------------------------
(17) Is Portfolio Manager a                Yes                         N/A                        N/A                   N/A
     Manager or Co-Manager in
     Offering?
                                ---------------------------------------------------------------------------------------------------


                                        PACIFIC SELECT FUND - SHORT DURATION BOND PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 3/31/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [X] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.


Date: 4/21/2009                                             Signed: /s/ JAMES McCARTHY
      ---------                                                     ------------------
                                                            Name: James McCarthy
                                                            Title: Managing Director

                        PACIFIC SELECT FUND- LONG/SHORT LARGE CAP PORTFOLIO - J.P. MORGAN
               REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2008 - NOT REPORTED LAST QUARTER

                                                           COMPARABLE SECURITIES
                                  SECURITIES PURCHASED                 (1)                        (2)                   (3)



                                ---------------------------------------------------------------------------------------------------
(1)  Name of Issuer                     Ecolab Inc.             SuccessFactors, Inc.      Schering-Plough Corp.         N/A


                                ---------------------------------------------------------------------------------------------------
(2)  Description of Security          Common Stock                 Common Stock              Common Stock               N/A
     (name, coupon, maturity,       Cusip: 278865100             Cusip: 86459610            Cusip: 80660510
     subordination, common
     stock, etc.)
                                ---------------------------------------------------------------------------------------------------
(3)  Date of Purchase                   11/12/08                       N/A                         N/A                  N/A


                                ---------------------------------------------------------------------------------------------------
(4)  Unit Price                          $30.50                      $10.00                      $27.50                 N/A


                                ---------------------------------------------------------------------------------------------------
(5)  Current Yield                         N/A                         N/A                         N/A                  N/A


                                ---------------------------------------------------------------------------------------------------
(6)  Yield to Maturity                     N/A                         N/A                         N/A                  N/A


                                ---------------------------------------------------------------------------------------------------
(7)  Principal Amount of Total       $1,700,969,872                $107,900,000              $1,375,000,000             N/A
     Offering

                                ---------------------------------------------------------------------------------------------------
(8)  Underwriting Spread                $0.53375                      $0.72                     $0.6875                 N/A


                                ---------------------------------------------------------------------------------------------------

                                 PACIFIC SELECT FUND- LONG/SHORT LARGE CAP PORTFOLIO - J.P. MORGAN
                       REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2008 - NOT REPORTED LAST QUARTER
                                                           COMPARABLE SECURITIES

                                  SECURITIES PURCHASED                 (1)                        (2)                   (3)

                              ---------------------------------------------------------------------------------------------------
 (9) Names of Underwriters       Credit Suisse, Goldman,     Morgan Stanley, Goldman,    Goldman, Sachs & Co.,          N/A
     (prospectus may be           Sachs & Co., Merrill       Sachs & Co., J.P. Morgan,      Banc of America
     attached)                   Lynch & Co., Citi, J.P.  JMP Securities, Pacific Crest      Securities LLC,
                                         Morgan                     Securities            Bear, Stearns & Co.
                                                                                               Inc., Citi,
                                                                                              BNP Paribas,
                                                                                             Credit Suisse,
                                                                                            Morgan Stanley,
                                                                                              JP Morgan,
                                                                                            Daiwa Securities
                                                                                              America Inc.,
                                                                                         Santander Investment,
                                                                                           Utendahl Capital
                                                                                            Partners, L.P.,
                                                                                          The Williams Capital
                                                                                              Group, L.P.
                              ---------------------------------------------------------------------------------------------------
(10) Years of Continuous                3 years +                      N/A                        N/A                   N/A
     Operation

                                ---------------------------------------------------------------------------------------------------
(11) Dollar Amount of Purchase          $329,400                       N/A                        N/A                   N/A


                                ---------------------------------------------------------------------------------------------------
(12) % of Offering Purchased             0.019%                        N/A                        N/A                   N/A
     by Fund

                                ---------------------------------------------------------------------------------------------------
(13) % of Offering Purchased             21.241%                       N/A                        N/A                   N/A
     by Associated Accounts

                                ---------------------------------------------------------------------------------------------------
(14) Sum of (12) and (13)                21.26%                        N/A                        N/A                   N/A


                                ---------------------------------------------------------------------------------------------------
(15) % of Fund Assets Applied            0.103%                        N/A                        N/A                   N/A
     to Purchase

                                ---------------------------------------------------------------------------------------------------
(16) Name(s) of Underwriter(s)     Goldman Sachs & Co.                 N/A                        N/A                   N/A
     or Dealer(s) from whom
     Purchased

                                ---------------------------------------------------------------------------------------------------
(17) Is Portfolio Manager a            Co-Manager                      N/A                        N/A                   N/A
     Manager or Co-Manager in
     Offering?
                                ---------------------------------------------------------------------------------------------------

                                 PACIFIC SELECT FUND- LONG/SHORT LARGE CAP PORTFOLIO - J.P. MORGAN
                       REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2008 - NOT REPORTED LAST QUARTER

[ ] Eligibility (check one): [X] registered public offering  [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering   [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]N/A  In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.


Date: April 16, 2009                                        Signed: /s/: MADALINA BAL
                                                            Name: Madalina Bal
                                                            Title: Regulatory Reporting Manager

SEPTEMBER 25, 2007

                                     PACIFIC SELECT FUND- DIVERSIFIED BOND FUND - J.P. MORGAN
                                     REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 03/31/2009


                                                             COMPARABLE SECURITIES
                                    SECURITIES PURCHASED              (1)                         (2)                   (3)
                                  ------------------------------------------------------------------------------------------------
 (1)  Name of Issuer                  Federal Home Loan        Proctor & Gamble         American Express Credit        N/A
                                       Mortgage Corp.          International FN          Account Master Trust
                                                                                                2007-4

                                  ------------------------------------------------------------------------------------------------
 (2)  Description of Security       FHLMC 2.5% 1/07/2014        PG FRN 8/19/08               AMXCA 2007-4              N/A
      (name, coupon,                   Cusip: 3137EABX          Cusip: 742732AB              Class A 5.31%
      maturity, subordination,                                                             December 17, 2012
      common stock, etc.)                                                                   Cusip: 02582JER
                                  ------------------------------------------------------------------------------------------------
 (3)  Date of Purchase                     1/6/09                     N/A                         N/A                  N/A


                                  ------------------------------------------------------------------------------------------------
 (4)  Unit Price                           99.437                     100                         100                  N/A


                                  ------------------------------------------------------------------------------------------------
 (5)  Current Yield                         2.494                    3.29                        5.64                  N/A


                                  ------------------------------------------------------------------------------------------------
 (6)  Yield to Maturity                     2.439                    3.32                        5.64                  N/A


                                  ------------------------------------------------------------------------------------------------
 (7)  Principal Amount of              $3,500,000,000           $1,500,000,000               $704,000,000              N/A
      Total Offering


                                  ------------------------------------------------------------------------------------------------
 (8)  Underwriting Spread                   0.10                     0.13                        0.18                  N/A

                                  ------------------------------------------------------------------------------------------------

                                     PACIFIC SELECT FUND- DIVERSIFIED BOND FUND - J.P. MORGAN
                                     REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 03/31/2009
                                                       COMPARABLE SECURITIES
                                    SECURITIES PURCHASED              (1)                         (2)                   (3)
                                  ------------------------------------------------------------------------------------------------
 (9)  Names of Underwriters       Goldman, Sachs & Co.,    Citi, Goldman, Sachs &           Citi, RBS Greenwich        N/A
      (prospectus may be          Citigroup Global         Co., Merrill Lynch & Co.,  Capital, ABN AMRO
      attached)                   Markets Inc., Barclays   ABN AMRO Incorporated,     Incorporated, Banc of
                                  Capital Inc., First      Deutsche Bank Securities,  America Securities LLC,
                                  Tennessee Bank           HSBC, JPMorgan, Morgan     CastleOak Securities,
                                  National Association,    Stanley                    L.P., JPMorgan,
                                  Merrill Lynch                                       Williams Capital Group,
                                  Government Securities                               L.P.
                                  Inc., Greenwich Capital
                                  Markets, Inc., CBS
                                  Securities LLC

                                  ------------------------------------------------------------------------------------------------
(10)  Years of Continuous                3 years +                 3 years +                  3 years +                N/A
      Operation

                                  ------------------------------------------------------------------------------------------------
(11)  Dollar Amount of Purchase          $4,618,848                $6,000,000                $11,000,000               N/A
                                  ------------------------------------------------------------------------------------------------
 12)  % of Offering Purchased by           0.13%                     0.29%                       1.24                  N/A
      Fund
                                  ------------------------------------------------------------------------------------------------
(13)  % of Offering Purchased by           0.95%                     0.57%                       1.37                  N/A
      Associated Accounts

                                  ------------------------------------------------------------------------------------------------
(14)  Sum of (12) and (13)                 1.08%                     0.86%                       2.61                  N/A

                                  ------------------------------------------------------------------------------------------------
(15)  % of Fund Assets Applied             0.034%                    0.29%                       1.24                  N/A
      to Purchase

                                  ------------------------------------------------------------------------------------------------
(16)  Name(s) of Underwriter(s)     Goldman Sachs & Co.          Merrill Lynch         Citigroup Global Markets        N/A
      or Dealer(s) from whom
      Purchased
                                  ------------------------------------------------------------------------------------------------
(17)  Is Portfolio Manager a             Co-Manager                Co-Manager                  Manager                 N/A
      Manager or Co-Manager in
      Offering?
                                  ------------------------------------------------------------------------------------------------

                             PACIFIC SELECT FUND- DIVERSIFIED BOND FUND - J.P. MORGAN
                             REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 03/31/2009

[ ] Eligibility (check one): [ ] registered public offering [ ] government  security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [X] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]N/A  In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                             ----------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   -----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: April 16, 2009                                       Signed: /s/: MADALINA BAL
                                                           Name: Madalina Bal
                                                           Title: Regulatory Reporting Manager



SEPTEMBER 25, 2007

                                     PACIFIC SELECT FUND- DIVERSIFIED BOND FUND - J.P. MORGAN
                                     REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 03/31/2009


                                                              COMPARABLE SECURITIES
                                     SECURITIES PURCHASED             (1)                      (2)                      (3)



                                    ----------------------------------------------------------------------------------------------
 (1)  Name of Issuer                Nabors Industries Inc.        Altria Group              Pacificorp                 N/A



                                    ----------------------------------------------------------------------------------------------
 (2)  Description of Security        NBR 9.25% 1/15/2019    MO 9.7090% November 10,         BRK 5.65%                  N/A
      (name, coupon, maturity,               144A                     2018                  7/15/2018)
      subordination, common            Cusip: 629568AS          Cusip: 02209SAD          Cusip: 695114CH
      stock, etc.)
                                    ----------------------------------------------------------------------------------------------
 (3)  Date of Purchase                      1/7/09                    N/A                      N/A                     N/A



                                    ----------------------------------------------------------------------------------------------
 (4)  Unit Price                            99.998                   99.931                   99.819                   N/A



                                    ----------------------------------------------------------------------------------------------
 (5)  Current Yield                         9.667                     7.69                    6.113                    N/A



                                    ----------------------------------------------------------------------------------------------
 (6)  Yield to Maturity                     9.948                     7.69                    6.722                    N/A



                                    ----------------------------------------------------------------------------------------------
 (7)  Principal Amount of Total         $1,125,000,000           $3,097,861,000            $499,095,000                N/A
      Offering


                                    ----------------------------------------------------------------------------------------------
 (8)  Underwriting Spread                    0.59                     0.65                     0.65                    N/A



                                    ----------------------------------------------------------------------------------------------

                                     PACIFIC SELECT FUND- DIVERSIFIED BOND FUND - J.P. MORGAN
                                     REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 03/31/2009

                                                       COMPARABLE SECURITIES
                                     SECURITIES PURCHASED             (1)                      (2)                      (3)

                                    ----------------------------------------------------------------------------------------------
 (9)  Names of Underwriters         Goldman, Sachs & Co.    Citi, Goldman, Sachs &   Lehman Brothers,                  N/A
      (prospectus may be            UBS iNvestment Bank,    Co., J.P. Morgan         JPMorgan, RBS
      attached)                     Citi, Deutsche Bank                              Greenwich Capital,
                                    Securities                                       Wachovia Securities
                                    ----------------------------------------------------------------------------------------------
(10)  Years of Continuous                  3 years +               3 years +                3 years +                  N/A
      Operation

                                    ----------------------------------------------------------------------------------------------
(11)  Dollar Amount of Purchase           $3,089,938             $7,015,156.20            $4,352,108.40                N/A


                                    ----------------------------------------------------------------------------------------------
(12)  % of Offering Purchased                0.27%                   0.22%                    0.87%                    N/A
      by Fund

                                    ----------------------------------------------------------------------------------------------
(13)  % of Offering Purchased                2.19%                   6.69%                    1.42%                    N/A
      by Associated Accounts

                                    ----------------------------------------------------------------------------------------------
(14)  Sum of (12) and (13)                   2.46%                   6.91%                    2.29%                    N/A


                                    ----------------------------------------------------------------------------------------------
(15)  % of Fund Assets Applied              0.023%                   0.42%                    0.27%                    N/A
      to Purchase

                                    ----------------------------------------------------------------------------------------------
(16)  Name(s) of Underwriter(s)       Goldman Sachs & Co.     Goldman Sachs & Co.     Lehman Brothers, Inc.            N/A
      or Dealer(s) from whom
      Purchased
                                    ----------------------------------------------------------------------------------------------
(17)  Is Portfolio Manager a              Co-Manager                Manager                  Manager                   N/A
      Manager or Co-Manager in
      Offering?
                                    ----------------------------------------------------------------------------------------------

                             PACIFIC SELECT FUND- DIVERSIFIED BOND FUND - J.P. MORGAN
                             REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 03/31/2009

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]N/A  In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                             ----------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   -----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: April 16, 2009                                        Signed: /s/: MADALINA BAL
                                                            Name: Madalina Bal
                                                            Title: Regulatory Reporting Manager

                                        PACIFIC SELECT FUND - SHORT DURATION BOND PORTFOLIO
                                                   REPORT PURSUANT TO RULE 10F-3
                                                    QUARTER ENDED JUNE 30, 2009

----------------------------------------------------------------------------------------------------------------------------------
                                SECURITIES PURCHASED                               COMPARABLE SECURITIES

             ITEM                                                   1                        2                        3
----------------------------------------------------------------------------------------------------------------------------------
(1)  Name of Issuer            Verizon Wireless Capital  Hewlett Packard Company    Oracle Corporation               N/A
                                          LLC
----------------------------------------------------------------------------------------------------------------------------------
(2)  Description of Security      VZW 3 3/4% 05/20/11           HPQ 2 .95%
     (name, coupon, maturity,      Fixed Rate Notes              08/15/12           ORCL 3 3/4% 07/08/14
     subordination, common         CUSIP: 92344SAR1            Global Notes                Notes                     N/A
     stock, etc.)
----------------------------------------------------------------------------------------------------------------------------------
(3)  Date of Purchase                  5/19/2009
----------------------------------------------------------------------------------------------------------------------------------
(4)  Date of Offering                  5/19/2009                5/21/2009                6/30/2009                   N/A
----------------------------------------------------------------------------------------------------------------------------------
(5)  Unit Price                          99.922                    99.984                 100.000                    N/A
----------------------------------------------------------------------------------------------------------------------------------
(6)  Principal Amount of           $2,750,000,000.00         $250,000,000.00         $1,500,000,000.00               N/A
     Total Offering
----------------------------------------------------------------------------------------------------------------------------------
(7)  Underwriting Spread                 0.22%                    0.20%                    0.35%                     N/A
     (% and $)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Banc of America
                                                                                      Securities LLC,
                                   Citigroup Global          Banc of America          Morgan Stanley,
                                     Markets Inc.,            Securities LLC,      Wachovia Securities,
                                 Goldman, Sachs & Co.,        Credit Suisse,        BNP Paribas, Citi,
                                  UBS Securities LLC,         Deutsche Bank         RBS, Mitsubishi UFJ
(8)  Names of Syndicate             Banc of America            Securities,          Securities, Mizuho              N/A
     Members                        Securities LLC,        Morgan Stanley, RBS,    Securities USA Inc.,
                                Barclays Capital Inc.,      Barclays Capital,             HSBC,
                               Credit Suisse Securities        BNP Paribas,          Societe Generale,
                                       (USA) LLC,            HSBC Securities,           J.P. Morgan,
                                 Morgan Stanley & Co.         Mitsubishi UFJ            MNY Mellon
                                      Incorporated,        Securities, Wachovia       Capital Markets,
                                  RBS Securities Inc.            Securities            U.S. Bancorp
                                                                                     Investments, Inc.,
                                                                                    RBC Capital Markets
----------------------------------------------------------------------------------------------------------------------------------
(9)  Dollar Amount of               $20,434,049.00
     Purchase by the
     Portfolio
----------------------------------------------------------------------------------------------------------------------------------
(10) % of Offering Purchased             0.74%
     by Portfolio
----------------------------------------------------------------------------------------------------------------------------------
(11) % of Offering Purchased             4.02%
     by Associated Accounts
----------------------------------------------------------------------------------------------------------------------------------
(12) % of Portfolio Assets               1.55%
     Applied to Purchase
----------------------------------------------------------------------------------------------------------------------------------
(13) Name(s) of Syndicate            Smith Barney
     Members (s) from whom
     Purchased
----------------------------------------------------------------------------------------------------------------------------------
(14) Name of Affiliated          Goldman, Sachs & Co.
     Underwriter
----------------------------------------------------------------------------------------------------------------------------------

                                                        PACIFIC SELECT FUND
                                                   REPORT PURSUANT TO RULE 10F-3

[ ] Eligibility (check one): [ ] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [X] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     N/A     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [X]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.


Date: July 6, 2009                                         Signed: /s/ DAVID A. FISHMAN
      ------------                                                 --------------------
                                                           Name: David A. Fishman
                                                           Title: Managing Director

                                        PACIFIC SELECT FUND - SHORT DURATION BOND PORTFOLIO
                                                   REPORT PURSUANT TO RULE 10F-3
                                                    QUARTER ENDED JUNE 30, 2009
----------------------------------------------------------------------------------------------------------------------------------
                                 SECURITIES PURCHASED                               COMPARABLE SECURITIES

         ITEM                                                      1                          2                        3
----------------------------------------------------------------------------------------------------------------------------------
 (1) Name of Issuer              Wal-Mart Stores, Inc.       StateoilHydro ASA	      Hewlett Packard Company     Oracle Corp.
----------------------------------------------------------------------------------------------------------------------------------
 (2) Description of Security       WMT 3.20% 05/15/14      STOIL 3.785%		       HPQ 2.95% 08/15/12        ORCL 3.75% 07/08/14
     (name, coupon,                      Notes               04/15/14 Notes                  Global Notes            Notes
      maturity, subordination,      CUSIP: 931142CQ4
     common stock, etc.)
----------------------------------------------------------------------------------------------------------------------------------
 (3) Date of Purchase                  5/14/2009
----------------------------------------------------------------------------------------------------------------------------------
 (4) Date of Offering                  5/14/2009                4/16/2009                 5/21/2009                 6/30/2009
----------------------------------------------------------------------------------------------------------------------------------
 (5) Unit Price                          99.987                   99.607                   99.984                     100
----------------------------------------------------------------------------------------------------------------------------------
 (6) Principal Amount of           $1,000,000,000.00         $500,000,000.00           $250,000,000.00            $1,500,000,000
     Total Offering
----------------------------------------------------------------------------------------------------------------------------------
 (7) Underwriting Spread                 0.35%                    0.35%                     0.20%                     0.35%
     (% and $)
----------------------------------------------------------------------------------------------------------------------------------
                                    Barclays Capital,
                                      Deutsche Bank
                                      Securities,
                                      J.P. Morgan,
                                    BBVA Securities,            Bank of America    Bank of America	  Bank of America
                                  Wachovia Securities,       Securities LLC, Citi, Securities LLC, Credit Securities LLC, Morgan
                                    Banc of America          J.P. Morgan, Morgan   Suisse, Deutsche Bank  Stanley, Wachovia
                                    Securities LLC,             Stanley     	   Securities, MOrgan	  Securities, BNP PARIBAS,
                                Banca IMI, BNP Paribas,                            Stanley, RBS, Barclays Citi, RBS, Mitsubishi
                                 CastleOak Securities,                             Capital, BNP PARIBAS,  UFJ Securities, Mizuho
 (8) Names of Syndicate                L.P., Citi,        			   HSBC, Mitsubishi UFJ   Securities USA Inc,HSBC,
     Members                         Credit Suisse,                                Securities, WAchovia   SOCIETE GENERALE, J.P.
                                  Dresdner Kleinwort,                              Securities             Morgan, BNY Mellon
                                 Goldman, Sachs & Co.,                                                    Capital Markets, U.S.
                                HSBC, Mizuho Securities                                                   Bancorp Investments Inc.,
                                       USA Inc.,                                                          RBC Capital Markets
                                Mitsubishi UFJ
                                Securities, Ramirez &
                                    Co., Inc., RBS,
                                 Santander Investment,
                                  Standard Chartered,
                                  UBS Investment Bank,
                                      U.S. Bancorp
                                   Investments, Inc.,
                                Utendahl Capital Group,
                                          LLC
----------------------------------------------------------------------------------------------------------------------------------
 (9) Dollar Amount of                $7,499,025.00
     Purchase by the Portfolio
----------------------------------------------------------------------------------------------------------------------------------
(10) % of Offering Purchased             0.75%
     by Portfolio
----------------------------------------------------------------------------------------------------------------------------------
(11) % of Offering Purchased             6.75%
     by Associated Accounts
----------------------------------------------------------------------------------------------------------------------------------
(12) % of Portfolio Assets               0.57%
     Applied to Purchase

----------------------------------------------------------------------------------------------------------------------------------
(13) Name(s) of Syndicate
     Members (s) from                   Barclays
     whom Purchased
----------------------------------------------------------------------------------------------------------------------------------
(14) Name of Affiliated           Goldman, Sachs & Co.
     Underwriter
----------------------------------------------------------------------------------------------------------------------------------


                                                        PACIFIC SELECT FUND
                                                   REPORT PURSUANT TO RULE 10F-3

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     N/A     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: July 6, 2009                                         Signed: /s/ DAVID A. FISHMAN
                                                                   --------------------
                                                           Name: David A. Fishman
                                                           Title: Managing Director

                                            PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                                   REPORT PURSUANT TO RULE 10F-3
                                                    QUARTER ENDED JUNE 30, 2009
-----------------------------------------------------------------------------------------------------------------------------------
                                             SECURITIES PURCHASED                                     COMPARABLE SECURITIES
                  ITEM                                                               1                         2               3
-----------------------------------------------------------------------------------------------------------------------------------
(1)  Name of Issuer                        Duke Realty Corporation       AMB Property Corporation          Ventas, Inc.       N/A
-----------------------------------------------------------------------------------------------------------------------------------
(2)  Description of Security (name,
     coupon, maturity, subordination,            Common Stock                   Common Stock              Common Stock        N/A
     common stock, etc.)
-----------------------------------------------------------------------------------------------------------------------------------
(3)  Date of Purchase                             4/16/2009
-----------------------------------------------------------------------------------------------------------------------------------
(4)  Date of Offering                             4/16/2009                      3/25/2009                 4/7/2009           N/A
-----------------------------------------------------------------------------------------------------------------------------------
(5)  Unit Price                                     $7.75                         $12.15                    $23.90            N/A
-----------------------------------------------------------------------------------------------------------------------------------
(6)  Principal Amount of Total Offering         $500,310,000                   $501,187,500              $304,725,000         N/A
-----------------------------------------------------------------------------------------------------------------------------------
(7)  Underwriting Spread                           $0.306                         $0.486                    $0.956            N/A
     (% and $)
-----------------------------------------------------------------------------------------------------------------------------------
                                            Merrill Lynch & Co.,
                                         J.P.Morgan, Morgan Stanley,       Merrill Lynch & Co.,       Merrill Lynch & Co.,
                                          Deutsche Bank Securities,     J.P.Morgan, Morgan Stanly,    Citi, UBS Investment
                                          Morgan Keegan & Company,    Daiwa Securities America Inc.,      Bank, Calyon
                                          Inc., Scotia Capital, UBS   ING Wholesale, Scotia Capital,    Securities (USA)      N/A
(8)  Names of Syndicate Members           Investment Bank, Wachovia    Wells Fargo Securities, HSBC,   Inc., BMO Capital
                                        Securities, Citi, PNC Capital   Societe Generale, ABN AMRO      Markets, KeyBanc
                                            Markets LLC, SunTrust        Incorporated, PNC Capital      Capital Markets
                                           Robinson Humphrey, ABN               Markets LLC
                                          AMRO, RBC Capital Markets
-----------------------------------------------------------------------------------------------------------------------------------
(9)  Dollar Amount of Purchase by the             $681,768
     Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
(10) % of Offering Purchased by                    0.1363%
     Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
(11) % of Offering Purchased by                    1.0869%
     Associated Accounts
-----------------------------------------------------------------------------------------------------------------------------------
(12) % of Portfolio Assets Applied to
     Purchase                                       0.16%
-----------------------------------------------------------------------------------------------------------------------------------
(13) Name(s) of Syndicate Members (s)            Merrill Lynch
     from whom Purchased
-----------------------------------------------------------------------------------------------------------------------------------
(14) Name of Affiliated Underwriter             Morgan Stanley
-----------------------------------------------------------------------------------------------------------------------------------

                                                        PACIFIC SELECT FUND
                                                  REPORT PURSUANT TO RULE 10F-3

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 6/30/09                                              Signed: /s/ TED BIGMAN
      -------                                                      --------------
                                                           Name: Ted Bigman
                                                           Title: Managing Director


                                            PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                                   REPORT PURSUANT TO RULE 10F-3
                                                    QUARTER ENDED JUNE 30, 2009
-----------------------------------------------------------------------------------------------------------------------------------
                                             SECURITIES PURCHASED                           COMPARABLE SECURITIES
                  ITEM                                                                  1                        2            3
-----------------------------------------------------------------------------------------------------------------------------------
(1)  Name of Issuer                           Camden Property Trust              Regency Centers          Mack-Cali Realty   N/A
                                                                                   Corporation               Corporation
-----------------------------------------------------------------------------------------------------------------------------------
(2)  Description of Security (name,
     coupon, maturity, subordination,             Common Stock                    Common Stock              Common Stock     N/A
     common stock, etc.)
-----------------------------------------------------------------------------------------------------------------------------------
(3)  Date of Purchase                               5/6/2009
-----------------------------------------------------------------------------------------------------------------------------------
(4)  Date of Offering                               5/6/2009                        4/21/2009                 4/30/2009      N/A
-----------------------------------------------------------------------------------------------------------------------------------
(5)  Unit Price                                      $27.50                          $32.50                    $25.00        N/A
-----------------------------------------------------------------------------------------------------------------------------------

(6)  Principal Amount of Total Offering           $247,500,000                    $282,750,000              $250,000,000     N/A

-----------------------------------------------------------------------------------------------------------------------------------
(7)  Underwriting Spread                             $1.1687                         $1.3813                   $1.0625       N/A
     (% and $)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Merrill Lynch &
                                                                                                           Co., Deutsche
                                                                                                         Bank Securities,
                                                                                                          J.P.Morgan, BNY
                                                                              J.P.Morgan, Wachovia         Mellon Capital
                                              Merrill Lynch & Co.,         Securities, Merrill Lynch &     Markets, LLC,     N/A
                                            J.P.Morgan, Deutsche Bank    Co., Citi, Comerica Securities,   Citi, Comerica
                                        Securities, Wachovia Securities, Dalwa Securities America Inc.,   Securities, PNC
                                            Morgan Keegan & Company,        Mitsubishi UFJ Securities,    Capital Markets
(8)  Names of Syndicate Members          Inc., PNC Capital Markets LLC,    Mizuho Securities USA Inc.,      LLC, Scotia
                                          Credit Suisse, ING Wholesale,     Morgan Keegan & Company,     Capital, SunTrust
                                         Morgna Stanley, Piper Jeffray,     Inc., PNC Capital Markets         Robinson
                                             Scotia Capital, SunTrust       LLC, RBC Capital Markets,         Humphrey,
                                                Robinson Humphrey          SunTrust Robinson Humphrey        Wachovia
-----------------------------------------------------------------------------------------------------------------------------------
(9)  Dollar Amount of Purchase by the               $935,000
     Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
(10) % of Offering Purchased by                      0.3778%
     Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
(11) % of Offering Purchased by                      2.4000%
     Associated Accounts
-----------------------------------------------------------------------------------------------------------------------------------
(12) % of Portfolio Assets Applied to                  0.20%
     Purchase
-----------------------------------------------------------------------------------------------------------------------------------
(13) Name(s) of Syndicate Members (s)             Merrill Lynch
     from whom Purchased
-----------------------------------------------------------------------------------------------------------------------------------
(14) Name of Affiliated Underwriter               Morgan Stanley
-----------------------------------------------------------------------------------------------------------------------------------

                                                        PACIFIC SELECT FUND
                                                  REPORT PURSUANT TO RULE 10F-3

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 6/30/09                                              Signed: /s/ TED BIGMAN
      -------                                                      --------------
                                                           Name: Ted Bigman
                                                           Title: Managing Director

                                            PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                                   REPORT PURSUANT TO RULE 10F-3
                                                    QUARTER ENDED JUNE 30, 2009
-----------------------------------------------------------------------------------------------------------------------------------
                                            SECURITIES PURCHASED                           COMPARABLE SECURITIES
                ITEM                                                                   1                         2             3
-----------------------------------------------------------------------------------------------------------------------------------
(1)  Name of Issuer                      Regency Centers Corporation              HCP, Inc.               Digital Realty      N/A
                                                                                                               Trust
-----------------------------------------------------------------------------------------------------------------------------------
(2)  Description of Security (name,
     coupon, maturity, subordination,           Common Stock                    Common Stock               Common Stock       N/A
     common stock, etc.)
-----------------------------------------------------------------------------------------------------------------------------------
(3)  Date of Purchase                             4/21/2009
-----------------------------------------------------------------------------------------------------------------------------------
(4)  Date of Offering                             4/21/2009                        8/6/2008                  7/16/2008        N/A
-----------------------------------------------------------------------------------------------------------------------------------
(5)  Unit Price                                    $32.50                           $33.50                     $38.42         N/A
-----------------------------------------------------------------------------------------------------------------------------------
(6)  Principal Amount of Total                  $282,750,000                     $435,500,000               $192,100,000      N/A
     Offering
-----------------------------------------------------------------------------------------------------------------------------------
(7)  Underwriting Spread                           $1.3813                         $1.3450                    $1.5368         N/A
     (% and $)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          JPMorgan, Banc of America
                                                                        Securities LLC, Credit Suisse,
                                                                            Goldman, Sachs & Co.,          Citi, Credit
                                                                       Barclays Capital, Citi. Merrill    Suisse, Merrill
                                            J.P.Morgan, Wachovia         Lynch & Co., UBS Investment        Lynch & Co.,
                                      Securities, Merrill Lynch & Co.,    Bank, Wachovia Securities,      Banc of America
                                       Citigroup Global Markets Inc.,    Wells Fargo Securities, ABN      Securities LLC,
                                         Comerica Securities, Dalwa       AMRO, BMO Capital Markets,      Deutsche Bank
(8)  Names of Syndicate Members           Securities America Inc.,       MNY Mellon Capital Markets,        Securities,       N/A
                                         Mitsubishi UFJ Securities,      LLC, Calyon Securities (USA)     KeyBanc Capital
                                         Mizuho Securities USA Inc.,     Inc., Cohen & Steers, Keefe,    Markets, Raymond
                                          Morgan Keegan & Company,        Bruyette & Woods, KeyBanc         James, RBC
                                       Inc., PNC Capital Markets LLC,      Capital Markets, Morgan       Capital Markets,
                                        RBC Capital Markets, SunTrust      Keegan & Company, Inc.,        UBS Investment
                                              Robinson Humphrey        Scotia Capital, Stifel Nicolaus,        Bank
                                                                          SunTrust Robinson Humphrey
-----------------------------------------------------------------------------------------------------------------------------------
(9)  Dollar Amount of Purchase by the           $1,132,300
     Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
(10) % of Offering Purchased by                   0.4005%
     Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
(11) % of Offering Purchased by                    3.9098%
     Associated Accounts
-----------------------------------------------------------------------------------------------------------------------------------
(12) % of Portfolio Assets Applied to               0.27%
     Purchase
-----------------------------------------------------------------------------------------------------------------------------------
(13) Name(s) of Syndicate Members (s)            JP Morgan
     from whom Purchased
-----------------------------------------------------------------------------------------------------------------------------------
(14) Name of Affiliated Underwriter    Citigroup Global Markets Inc.
-----------------------------------------------------------------------------------------------------------------------------------

                                                        PACIFIC SELECT FUND
                                                  REPORT PURSUANT TO RULE 10F-3

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 6/30/09                                             Signed: /s/ TED BIGMAN
      -------                                                     --------------
                                                          Name: Ted Bigman
                                                          Title: Managing Director

                                            PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                                   REPORT PURSUANT TO RULE 10F-3
                                                    QUARTER ENDED JUNE 30, 2009
-----------------------------------------------------------------------------------------------------------------------------------
                                            SECURITIES PURCHASED                          COMPARABLE SECURITIES
                ITEM                                                                 1                          2              3
-----------------------------------------------------------------------------------------------------------------------------------
(1)  Name of Issuer                     Simon Property Group, Inc.            Regency Centers         Digital Realty Trust    N/A
                                                                                Corporation
-----------------------------------------------------------------------------------------------------------------------------------
(2)  Description of Security (name,
     coupon, maturity, subordination,          Common Stock                    Common Stock               Common Stock        N/A
     common stock, etc.)
-----------------------------------------------------------------------------------------------------------------------------------
(3)  Date of Purchase                            5/7/2009
-----------------------------------------------------------------------------------------------------------------------------------
(4)  Date of Offering                            5/7/2009                        4/21/2009                  7/16/2008         N/A
-----------------------------------------------------------------------------------------------------------------------------------
(5)  Unit Price                                   $50.00                          $32.50                     $38.42           N/A
-----------------------------------------------------------------------------------------------------------------------------------
(6)  Principal Amount of Total                $1,000,000,000                   $282,750,000               $192,100,000        N/A
     Offering
-----------------------------------------------------------------------------------------------------------------------------------
(7)  Underwriting Spread                          $1.6250                         $1.3813                    $1.5368          N/A
     (% and $)
-----------------------------------------------------------------------------------------------------------------------------------
                                           Merrill Lynch & Co.,
                                        J.P.Morgan, Morgan Stanley,        J.P.Morgan, Wachovia       Citi, Credit Suisse,
                                       Citi, Credit Suisse, ABN AMRO    Securities, Merrill Lynch &   Merrill Lynch & Co.,
                                      Incorporated, Calyon Securities Co., Citi, Comerica Securities,    Banc of America
                                       (USA) Inc., Daiwa Securities   Dalwa Securities America Inc.,     Securities LLC,
(8)  Names of Syndicate Members        America Inc., ING Wholesale,     Mitsubishi UFJ Securities,        Deutsche Bank       N/A
                                      PNC Capital Markets LLC, Piper    Mizuho Securities USA Inc.,    Securities, KeyBanc
                                      Jaffray, Scotia Capital, Morgan    Morgan Keegan & Company,       Capital Markets,
                                      Keegan & Company, Inc., Stifel     Inc., PNC Capital Markets     Raymond James, RBC
                                        Nicolaus, SunTrust Robinson      LLC, RBC Capital Markets,    Capital Markets, UBS
                                                 Humphrey               SunTrust Robinson Humphrey       Investment Bank
-----------------------------------------------------------------------------------------------------------------------------------
(9)  Dollar Amount of Purchase by the           $3,445,000
     Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
(10) % of Offering Purchased by                   0.3445%
     Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
(11) % of Offering Purchased by                   2.1555%
     Associated Accounts
-----------------------------------------------------------------------------------------------------------------------------------
(12) % of Portfolio Assets Applied to              0.77%
     Purchase
-----------------------------------------------------------------------------------------------------------------------------------
(13) Name(s) of Syndicate Members (s)          Merrill Lynch
     from whom Purchased
-----------------------------------------------------------------------------------------------------------------------------------
(14) Name of Affiliated Underwriter           Morgan Stanley
-----------------------------------------------------------------------------------------------------------------------------------

                                                        PACIFIC SELECT FUND
                                                  REPORT PURSUANT TO RULE 10F-3

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 6/30/09                                             Signed: /s/ TED BIGMAN
      -------                                                     --------------
                                                          Name: Ted Bigman
                                                          Title: Managing Director

                                            PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                                   REPORT PURSUANT TO RULE 10F-3
                                                    QUARTER ENDED JUNE 30, 2009
----------------------------------------------------------------------------------------------------------------------------------
                               SECURITIES PURCHASED                                   COMPARABLE SECURITIES
             ITEM                                                        1                        2                     3
----------------------------------------------------------------------------------------------------------------------------------
 (1) Name of Issuer            Forest City Enterprises, Inc.  DiamondRock Hospitality           N/A                    N/A
----------------------------------------------------------------------------------------------------------------------------------
 (2) Description of Security            Common Stock                 Common Stock               N/A                    N/A
     (name, coupon, maturity,
     subordination, common
     stock, etc.)
----------------------------------------------------------------------------------------------------------------------------------
 (3) Date of Purchase                    5/14/2009
----------------------------------------------------------------------------------------------------------------------------------
 (4) Date of Offering                    5/14/2009                   4/13/2009                  N/A                   N/A
----------------------------------------------------------------------------------------------------------------------------------
 (5) Unit Price                            $6.60                       $4.85                    N/A                   N/A
----------------------------------------------------------------------------------------------------------------------------------
 (6) Principal Amount of                $300,300,000                $75,175,000                 N/A                   N/A
     Total Offering
----------------------------------------------------------------------------------------------------------------------------------
 (7) Underwriting Spread                  $0.2853                     $0.2182                   N/A                   N/A
     (% and $)
----------------------------------------------------------------------------------------------------------------------------------
                                    Merrill Lynch & Co.,
                                   Goldman, Sachs & Co.,
                                      Morgan Stanley,
                                     Barclays Capital,
                                      KeyBanc Capital
                                  Markets, UBS Investment
                                     Bank, PNC Capital
                                        Markets LLC,            Merrill Lynch & Co.,
                                   ABN AMRO Incorporated,        Wachovia Securities,
 (8) Names of Syndicate             BMO Capital Markets,              ABN AMRO
     Members                             MNY Mellon           Incorporated, Citi, FBR           N/A                   N/A
                                   Capital Markets, LLC,       Capital Markets & Co.,
                                     Calyon Securities          Goldman, Sachs & Co.,
                                        (USA) inc.,             J.P.Morgan, KeyBanc
                                 Comerica Securities, Inc.,       Capital Markets
                                       ING Wholesale,
                                  Keefe, Bruyette & Woods,
                                       Piper Jaffray,
                                     RBC Capital Markets
----------------------------------------------------------------------------------------------------------------------------------
 (9) Dollar Amount of                    $4,532,220
     Purchase by the
     Portfolio
----------------------------------------------------------------------------------------------------------------------------------
(10) % of Offering Purchased              1.5092%
     by Portfolio
----------------------------------------------------------------------------------------------------------------------------------
(11) % of Offering Purchased              11.2381%
     by Associated Accounts
----------------------------------------------------------------------------------------------------------------------------------
(12) % of Portfolio Assets                 1.03%
     Applied to Purchase
----------------------------------------------------------------------------------------------------------------------------------
(13) Name(s) of Syndicate              Merrill Lynch
     Members (s) from
     whom Purchased
----------------------------------------------------------------------------------------------------------------------------------
(14) Name of Affiliated                Morgan Stanley
     Underwriter
---------------------------------------------------------------------------------------------------------------------------------

                                                        PACIFIC SELECT FUND
                                                   REPORT PURSUANT TO RULE 10F-3

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 6/30/09                                              Signed: /s/ TED BIGMAN
      -------                                                      --------------
                                                           Name: Ted Bigman
                                                           Title: Managing Director

                                            PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                                   REPORT PURSUANT TO RULE 10F-3
                                                    QUARTER ENDED JUNE 30, 2009

----------------------------------------------------------------------------------------------------------------------------------
                                 SECURITIES PURCHASED                               COMPARABLE SECURITIES
             ITEM                                                    1                         2                        3
----------------------------------------------------------------------------------------------------------------------------------
 (1) Name of Issuer                     ProLogis          AMB Property Corporation        Ventas, Inc.                N/A
----------------------------------------------------------------------------------------------------------------------------------
 (2) Description of Security          Common Stock               Common Stock             Common Stock                N/A
     (name, coupon, maturity,
     subordination, common
     stock, etc.)
----------------------------------------------------------------------------------------------------------------------------------
 (3) Date of Purchase                   4/8/2009
----------------------------------------------------------------------------------------------------------------------------------
 (4) Date of Offering                   4/8/2009                  3/25/2009                 4/7/2009                  N/A
----------------------------------------------------------------------------------------------------------------------------------
 (5) Unit Price                           $6.60                     $12.15                   $23.90                   N/A
----------------------------------------------------------------------------------------------------------------------------------
 (6) Principal Amount of             $1,003,200,000             $501,187,500              $304,725,000                N/A
     Total Offering
----------------------------------------------------------------------------------------------------------------------------------
 (7) Underwriting Spread                $0.2640                    $0.4860                  $0.9560                   N/A
     (% and $)
----------------------------------------------------------------------------------------------------------------------------------
                                                             Merrill Lynch & Co.,
                                  Merrill Lynch & Co.,          J.P.Morgan,
                                    Citigroup Global            Morgan Stanly,
                                     Markets Inc.,            Daiwa Securities        Merrill Lynch & Co.,
                               Deutsche Bank Securities,       America Inc.,                 Citi,
                                 ABN AMRO Incorporated,        ING Wholesale,         UBS Investment Bank,
                                   Barclays Capital,          Scotia Capital,          Calyon Securities              N/A
 (8) Names of Syndicate               J.P.Morgan,          Wells Fargo Securities,         (USA) Inc.,
     Members                         Morgan Stanly,                 HSBC,             BMO Capital Markets,
                                  UBS Investment Bank,        Societe Generale,     KeyBanc Capital Markets
                                Calyon, Daiwa Securities           ABN AMRO
                                     America Inc.,              Incorporated,
                                     ING Wholesale,          PNC Capital Markets
                                     Scotia Capital                  LLC
----------------------------------------------------------------------------------------------------------------------------------
 (9) Dollar Amount of                  $1,987,722
     Purchase by the
     Portfolio
----------------------------------------------------------------------------------------------------------------------------------
(10) % of Offering Purchased            0.1981%
     by Portfolio
----------------------------------------------------------------------------------------------------------------------------------
(11) % of Offering Purchased            1.9401%
     by Associated Accounts
----------------------------------------------------------------------------------------------------------------------------------
(12) % of Portfolio Assets               0.56%
     Applied to Purchase
----------------------------------------------------------------------------------------------------------------------------------
(13) Name(s) of Syndicate            Merrill Lynch
     Members (s) from
     whom Purchased
----------------------------------------------------------------------------------------------------------------------------------
(14) Name of Affiliated              Morgan Stanley
     Underwriter
----------------------------------------------------------------------------------------------------------------------------------


                                                        PACIFIC SELECT FUND
                                                   REPORT PURSUANT TO RULE 10F-3

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 6/30/09                                             Signed: /s/ TED BIGMAN
      -------                                                     --------------
                                                          Name: Ted Bigman
                                                          Title: Managing Director